Exhibit 1.1

Mailing Address:	Location:
PO Box 9431 Stn Prov Govt	2nd Floor - 940 Blanshard Street
Victoria BC V8W 9V3	Victoria BC
www.corporateonline.gov.bc.ca	1 877 526-1526

Cover Sheet

4FRONT VENTURES CORP.

Confirmation of Service

Form Filed:	Amalgamation Application (Regular)

Date and Time of Filing:	July 31, 2019 03:23 PM Pacific Time

Amalgamation Effective Date:	The amalgamation is to take effect at the time that this application is filed with the Registrar.

Recognition Date and Time:	Amalgamated on July 31, 2019 03:23 PM Pacific Time

Name of Company:	4FRONT VENTURES CORP.

Incorporation Number:	BC1218230

Corporate Online will notify Canada Revenue Agency (CRA) of this amalgamation. CRA will contact you shortly to determine the federal Business Number for your newly amalgamated company.

For assistance or additional information regarding the Business Number, contact Canada Revenue Agency at 1-800-959-5525 from 8:15 a.m. to 8:00 p.m., Monday through Friday, excluding statutory holidays.

This package contains:

•	Certified Copy of the Amalgamation Application (Regular)

•	Certified Copy of the Notice of Articles

•	Certificate of Amalgamation

Check your documents carefully to ensure there are no errors or omissions. If errors or omissions are discovered, please contact the Corporate Registry for instructions on how to correct the errors or omissions.

The British Columbia Business Corporations Act requires all incorporated companies to file information such as annual reports, a change of address or a change of directors. For information regarding these filings, review the “Maintaining Your B.C. Company” document at www.bcregistryservices.gov.bc.ca/local/bcreg/documents/forms/reg36.pdf.

For information regarding completion of forms, contact the Corporate Registry at 1 877 526-1526.

Mailing Address:	Location:
PO Box 9431 Stn Prov Govt	2nd Floor - 940 Blanshard Street
Victoria BC V8W 9V3	Victoria BC
www.corporateonline.gov.bc.ca	1 877 526-1526

Amalgamation Application FORM 13 BUSINESS CORPORATIONS ACT Section 275	CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies CAROL PREST

FILING DETAILS:	Amalgamation Application for:
4FRONT VENTURES CORP.

Incorporation Number: BC1218230

Filed Date and Time:	July 31, 2019 03:23 PM Pacific Time

Recognition Date and Time:	July 31, 2019 03:23 PM Pacific Time as a result of an Amalgamation.

AMALGAMATION APPLICATION

The amalgamated company is to adopt, as its name, the name of the following amalgamating company: 4FRONT VENTURES CORP.. The Incorporation Number associated with this Company is: C1217671.

AMALGAMATION EFFECTIVE DATE:

The amalgamation is to take effect at the time that this application is filed with the Registrar.

AMALGAMATING CORPORATION(S) INFORMATION

Name of Amalgamating Corporation(s)	Incorporation
Number in BC

1196260 B.C. LTD.	BC1196260
4FRONT VENTURES CORP.	C1217671

BC1218230 Page: 1 of 4

AMALGAMATION STATEMENT

This amalgamation has been approved by the court and a copy of the entered court order approving the amalgamation has been obtained and has been deposited in the records office of each of the amalgamating companies.

NOTICE OF ARTICLES

Name of Company:

4FRONT VENTURES CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
2900-550 BURRARD STREET	2900-550 BURRARD STREET
VANCOUVER BC V6C 0A3	VANCOUVER BC V6C 0A3
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
2900-550 BURRARD STREET	2900-550 BURRARD STREET
VANCOUVER BC V6C 0A3	VANCOUVER BC V6C 0A3
CANADA	CANADA

BC1218230 Page: 2 of 4

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
DAILY, DAVID

Mailing Address:	Delivery Address:
201 LAVACA STREET, #717	201 LAVACA STREET, #717
AUSTIN TX 78701	AUSTIN TX 78701
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
ROSEN, JOSHUA

Mailing Address:	Delivery Address:
7344 EAST CHOLLA LANE	7344 EAST CHOLLA LANE
SCOTTSDALE AZ 85250	SCOTTSDALE AZ 85250
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
REY, ERIC

Mailing Address:	Delivery Address:
1004 1/2 CRAGMONT AVENUE	1004 1/2 CRAGMONT AVENUE
BERKELEY CA 94708	BERKELEY CA 94708
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
GONTMAKHER, LEONID

Mailing Address:	Delivery Address:
2555 DORADO BEACH EAST	2555 DORADO BEACH EAST
DORADO PR 00646	DORADO PR 00646
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
DUTTON, ANTHONY

Mailing Address:	Delivery Address:
3604 W. 11TH AVENUE	3604 W. 11TH AVENUE
VANCOUVER BC V6R 2K5	VANCOUVER BC V6R 2K5
CANADA	CANADA

AUTHORIZED SHARE STRUCTURE

1. No Maximum	CLASS A SUBORDINATE VOTING Shares	Without Par Value

With Special Rights or
Restrictions attached

BC1218230 Page: 3 of 4

2. No Maximum	CLASS B PROPORTIONATE VOTING Shares	Without Par Value

With Special Rights or
Restrictions attached

3. No Maximum	CLASS C MULTIPLE VOTING Shares	Without Par Value

With Special Rights or
Restrictions attached

BC1218230 Page: 4 of 4

Mailing Address:	Location:
PO Box 9431 Stn Prov Govt	2nd Floor - 940 Blanshard Street
Victoria BC V8W 9V3	Victoria BC
www.corporateonline.gov.bc.ca	1 877 526-1526

CERTIFIED COPY
Of a Document filed with the Province of
British Columbia Registrar of Companies
Notice of Articles BUSINESS CORPORATIONS ACT	CAROL PREST

This Notice of Articles was issued by the Registrar on: July 31, 2019 03:23 PM Pacific Time

Incorporation Number:	BC1218230

Recognition Date and Time:	July 31, 2019 03:23 PM Pacific Time as a result of an Amalgamation

NOTICE OF ARTICLES

Name of Company:
4FRONT VENTURES CORP.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
2900-550 BURRARD STREET	2900-550 BURRARD STREET
VANCOUVER BC V6C 0A3	VANCOUVER BC V6C 0A3
CANADA	CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
2900-550 BURRARD STREET	2900-550 BURRARD STREET
VANCOUVER BC V6C 0A3	VANCOUVER BC V6C 0A3
CANADA	CANADA

Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:
DAILY, DAVID

Mailing Address:	Delivery Address:
201 LAVACA STREET, #717	201 LAVACA STREET, #717
AUSTIN TX 78701	AUSTIN TX 78701
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
ROSEN, JOSHUA
Mailing Address:	Delivery Address:
7344 EAST CHOLLA LANE	7344 EAST CHOLLA LANE
SCOTTSDALE AZ 85250	SCOTTSDALE AZ 85250
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
REY, ERIC

Mailing Address:	Delivery Address:
1004 1/2 CRAGMONT AVENUE	1004 1/2 CRAGMONT AVENUE
BERKELEY CA 94708	BERKELEY CA 94708
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
GONTMAKHER, LEONID

Mailing Address:	Delivery Address:
2555 DORADO BEACH EAST	2555 DORADO BEACH EAST
DORADO PR 00646	DORADO PR 00646
UNITED STATES	UNITED STATES

Last Name, First Name, Middle Name:
DUTTON, ANTHONY

Mailing Address:	Delivery Address:
3604 W. 11TH AVENUE	3604 W. 11TH AVENUE
VANCOUVER BC V6R 2K5	VANCOUVER BC V6R 2K5
CANADA	CANADA

AUTHORIZED SHARE STRUCTURE

1. No Maximum	CLASS A SUBORDINATE VOTING Shares	Without Par Value

With Special Rights or
Restrictions attached

Page: 2 of 3

2. No Maximum	CLASS B PROPORTIONATE VOTING Shares	Without Par Value

With Special Rights or
Restrictions attached

3. No Maximum	CLASS C MULTIPLE VOTING Shares	Without Par Value

With Special Rights or
Restrictions attached

Page: 3 of 3

Number: BC1218230

CERTIFICATE

OF

AMALGAMATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that 1196260 B.C. LTD., incorporation number BC1196260, and 4FRONT VENTURES CORP., incorporation number C1217671 were amalgamated as one company under the name 4FRONT VENTURES CORP. on July 31, 2019 at 03:23 PM Pacific Time.

ELECTRONIC CERTIFICATE	Issued under my hand at Victoria, British Columbia On July 31, 2019 CAROL PREST Registrar of Companies Province of British Columbia Canada